UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2025

Verve Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40489	82-4800132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Brookline Avenue, Suite 601
Boston, Massachusetts	02215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 603-0070

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	VERV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 14, 2025, Verve Therapeutics, Inc. (the “Company”) announced positive initial safety and efficacy data from its ongoing Heart-2 Phase 1b clinical trial of VERVE-102 in adult patients with heterozygous familial hypercholesterolemia (“HeFH”) and/or premature coronary artery disease (“CAD”). VERVE-102 is a novel, in vivo, investigational base editing medicine designed to be a single-course treatment that permanently turns off the PCSK9 gene in the liver and durably reduces disease-driving low-density lipoprotein cholesterol (“LDL-C”). VERVE-102 consists of an adenine base editor and a guide RNA (“gRNA”) targeting the PCSK9 gene. Both are encapsulated in a lipid nanoparticle (“LNP”) and administered as a single intravenous infusion over two to four hours. VERVE-102 uses the Company’s proprietary GalNAc-LNP delivery technology, which is designed to allow the LNP to access liver cells using either the low-density lipoprotein receptor or the asialoglycoprotein receptor.

The Heart-2 clinical trial is an open-label Phase 1b clinical trial designed to evaluate the safety and tolerability of VERVE-102 administration in adult patients with HeFH and/or premature CAD who require additional lowering of LDL-C. The trial is a single-ascending dose study and endpoints include pharmacokinetics and changes in blood LDL-C and PCSK9 protein levels. HeFH is diagnosed based on high LDL-C levels, a personal or family history of atherosclerotic cardiovascular disease, physical exam features, and/or mutations identified in certain genes. Premature CAD is defined as evidence of CAD (heart attack, coronary revascularization procedure or coronary atherosclerosis on imaging) occurring in men aged ≤ 55 years old or women aged ≤ 65 years old. The initial safety and efficacy data reported on April 14, 2025 are from 14 participants from the first three dose cohorts (weight-based cohorts of 0.3 mg/kg, 0.45 mg/kg, and 0.6 mg/kg) with at least 28 days of follow-up for each participant as of a data cutoff date of March 13, 2025.

Initial data showed that VERVE-102 has been well-tolerated, with no treatment-related serious adverse events, no dose-limiting toxicities, and no cardiovascular events observed. Across all 14 participants, there was one Grade 2 infusion related reaction which involved transient symptoms that resolved with acetaminophen. No clinically significant changes or dose-dependent trends in alanine aminotransferase, aspartate aminotransferase, bilirubin, or platelets were observed at any dose level.

Following a single infusion of VERVE-102, dose-dependent reductions in two pharmacodynamic measures were observed. Mean blood LDL-C and PCSK9 protein reductions from baseline, using a time-averaged percent change from day 28 through the last available follow-up, were as follows:

•	Cohort 1; 0.3 mg/kg (n=4): LDL-C reduction was 21% and PCSK9 reduction was 46%.

•	Cohort 2; 0.45 mg/kg (n=6): LDL-C reduction was 41% and PCSK9 reduction was 53%.

•	Cohort 3; 0.6 mg/kg (n=4): LDL-C reduction was 53% and PCSK9 reduction was 60%.

Among the 14 participants, a maximum LDL-C reduction of 69% was achieved in a participant in the 0.6 mg/kg cohort.

For LNP-delivered in vivo gene editing medicines, total RNA dose administered is emerging as a key driver of pharmacodynamics. As such, the Company also evaluated the Heart-2 pharmacodynamic data by total RNA dose. The analysis includes the 14 participants in the Heart-2 clinical trial grouped into three ranges of total RNA dose administered: < 25 mg (n=4), 25 – < 50 mg (n=7), and 50 – < 60 mg (n=3).

Mean LDL-C reductions from baseline, using a time-averaged percent change from day 28 through the last available follow-up, were as follows:

VERVE-102 total RNA dose range	< 25 mg	25 – < 50 mg	50 – < 60 mg
Participants, n	4	7	3
Mean total RNA dose	20 mg	37 mg	55 mg
Mean LDL-C % reduction from baseline	-21%	-41%	-59%

Across all 14 participants, VERVE-102 demonstrated a strong dose-dependent response between the amount of total RNA administered and LDL-C reductions. Three participants received a total RNA dose between 50 and 60 mg, with an average dose received of 55 mg of total RNA. In this dose group, VERVE-102 demonstrated a time-averaged LDL-C mean reduction of 59%. Each of the three participants who received a dose > 50 mg achieved a > 50% time-averaged reduction of LDL-C from baseline.

The Heart-2 trial is enrolling participants in the fourth dose cohort of 0.7 mg/kg in the United Kingdom, Canada, Israel, Australia, and New Zealand. As of April 7, 2025, two participants have been dosed in this cohort and the early laboratory and clinical safety profile has been in line with that observed in the first three dose cohorts. The Company expects to announce the final data from the dose escalation portion of the Heart-2 trial, including durability data, in the second half of 2025.

The Company plans to dose the first patient in the Phase 2 clinical trial of VERVE-102 in the second half of 2025, subject to regulatory clearance. With the recent clearance by the U.S. Food and Drug Administration (the “FDA”) of the investigational new drug application for VERVE-102, the Company expects to enroll patients at U.S. trial sites in the Phase 2 clinical trial. The Company expects its current capital position to be sufficient to fund its operations into mid-2027, which includes the completion of the Phase 2 clinical trial. In addition, the FDA granted Fast Track designation for VERVE-102 for the treatment of patient groups with hyperlipidemia and high lifetime cardiovascular risk to reduce LDL-C.

The Company plans to wind-down development activities related to VERVE-101, including discontinuation of the Heart-1 Phase 1b clinical trial of VERVE-101. Participants enrolled in the long-term follow-up study of VERVE-101 will continue to be monitored.

Under the PCSK9 program collaboration agreement with the Company, Eli Lilly and Company (“Lilly”) holds the right to opt-in to share worldwide development expenses (33% contributed by Lilly) and to jointly commercialize and share profits and expenses related to commercialization in the United States on a 50/50 basis. The Company retains control of the development and commercialization of all collaboration products in the United States, and the Company holds all product rights outside the United States. The Company expects to deliver the opt-in package for the PCSK9 program and receive a decision from Lilly in the second half of 2025.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K (this “Report”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding the Company’s ongoing Heart-2 clinical trial; the timing and availability of data for the Heart-2 trial and timing for initiation of the Phase 2 clinical trial for VERVE-102; the timing for delivery of the opt-in package and of Lilly’s decision for the PCSK9 program; the wind-down of activities for VERVE-101; the continuation of the long-term follow-up study for VERVE-101; the potential advantages and therapeutic potential of VERVE-102 and the period over which the Company believes that its cash, cash equivalents and marketable securities will be sufficient to fund its operating expenses. All statements, other than statements of historical facts, contained in this Report, including statements regarding the Company’s strategy, future operations, future financial position, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with the Company’s limited operating history; the Company’s ability to timely submit and receive approvals of regulatory applications for its product candidates; advance its product candidates in clinical trials; initiate, enroll and complete its ongoing and future clinical trials on the timeline expected or at all; correctly estimate the potential patient population and/or market for the Company’s product candidates; replicate in clinical trials positive results found in preclinical studies and/or earlier-stage clinical trials of VERVE-101, VERVE-102, and VERVE-201; advance the development of its product candidates under the timelines it anticipates in current and future clinical trials; obtain, maintain or protect intellectual property rights related to its product candidates; manage expenses; and raise the substantial additional capital needed to achieve its business objectives. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission and in other filings that the Company makes with the

Securities and Exchange Commission in the future. In addition, the forward-looking statements included in this Report represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERVE THERAPEUTICS, INC.

Date: April 14, 2025	By:	/s/ Allison Dorval
	Name:	Allison Dorval
	Title:	Chief Financial Officer